Share-based payments	6 Months Ended
Jun. 30, 2023
Share-based payments
Share-based payments

11. Share based payments

The Company has an equity incentive plan for the employees, key consultants, board members, senior managers and key outside advisors (“key persons”) of the Company and its subsidiaries. In accordance with the term of the plan, as approved by shareholders, employees may be granted stock options and/or restricted stock units.

11.1 Stock options

On April 3, 2023, the Company granted a total of 61,056 stock options to certain of its employees and consultants. Below is an overview of the parameters used in relation to the new grant during 2023:

Stock options granted in	Apr-23
Number of options granted		61,056
Fair value of options (in USD) (*)		$158.21 - 196.18
Share price (in USD) (*)		$361.64 - 401.21
Exercise price (in USD) (*)		$370.34
Expected volatility	%	41.00 - 42.18
Expected option life (in years)		4.0 - 6.5
Risk‑free interest rate	%	2.96 - 3.14
Expected dividends		—
(*) amounts have been converted to US dollar at the closing rate of grant date

The stock options are granted to key persons of the Company and its subsidiaries. The stock options may be granted to purchase ordinary shares at an exercise price. The stock options have been granted free of charge. Each employee’s stock option converts into one ordinary share of the Company upon exercise. The stock options carry neither rights to dividends nor voting rights. Stock options may be exercised at any time from the date of vesting to the date of their expiry. The stock options granted vest, in principle, as follows:

●	1/3rd of the total stock options granted on the first anniversary of the granting of the stock options; and
●	1/36th of the total grant on the first day of each month following the first anniversary of the date of grant of the stock options.

Upon leave of the employee, consultant or director, stock options must be exercised before the later of (i) 90 days after the last working day at argenx, or (ii) March 31 of the 4th year following the date of grant of those stock options, and in any case no later than the expiration date of the option.

The total share-based payment expense related to stock options recognized in the unaudited condensed consolidated statement of income or loss totaled $72.0 million for the six months ended June 30, 2023 compared to $60.4 million for the six months ended June 30, 2022.

11.2 Restricted Stock Units (RSUs)

The RSUs are granted to key persons of the Company and its subsidiaries. The RSUs have been granted free of charge. Each employee’s RSUs converts into one ordinary share of the Company upon vesting. The RSUs carry neither rights to dividends nor voting rights. RSUs once converted into ordinary shares, may be sold at any time from the date of vesting, have no expiry date and may be held by the participant without limitation. The fair value of RSUs is based on the closing sale price of our common stock on the day prior to the date of issuance. RSUs vest over a period of 4 years with 1/4th of the total grant vesting at each anniversary of the date of grant.

The total share-based payment expense related to RSUs recognized in the unaudited condensed consolidated interim statements of profit or loss totaled $30.1 million for the six months ended June 30, 2023 compared to $16.2 million for six months ended June 30, 2022.